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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.20549
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                                    FORM 8-K

                                 CURRENT REPORT
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                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported): April 30, 2003


                             BIOSPHERE MEDICAL, INC.
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             (Exact name of registrant as specified in its Charter)



        Delaware                      0-23678                     04-3216867
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(State or Other Jurisdiction        (Commission                 (IRS Employer
   of Incorporation)                File Number)             Identification No.)



               1050 Hingham St. Rockland, Massachusetts 02370
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 681-7900



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          (Former Name or Former Address if Changed Since Last Report)

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ITEM 9.  REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12,
         "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").


     On April 30, 2003, BioSphere Medical Inc., announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item
     12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BIOSPHERE MEDICAL, INC.
                                           (Registrant)





Date:       April 30, 2003                 By: /s/ Robert M. Palladino
                                           --------------------------------
                                           Executive Vice President and
                                           Chief Financial Officer



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EXHIBIT INDEX


Exhibit No.                     Description
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   99.1                         Press release dated April 30, 2003